Material accounting judgments and estimates	12 Months Ended
Dec. 31, 2025
Material accounting judgments and estimates
Material accounting judgments and estimates

3.Material accounting judgments and estimates

The preparation of the consolidated financial statements requires management to make judgements, estimates and assumptions that affect the reported amounts of assets, liabilities, sales, cost of sales, income, expenses and commitments recognized in the consolidated financial statements and the accompanying disclosures. The Ecopetrol Group based its assumptions and estimates on parameters available when these consolidated financial statements were prepared. Uncertainty about these assumptions and estimates could result in outcomes that require a material adjustment to the carrying amount of assets or liabilities affected in future years. Changes in estimates are adjusted prospectively in the year in which the estimate is revised.

In the process of applying the Ecopetrol Group’s accounting policies, management has made the following judgments and estimates which have the most significant impact on the amounts recognized in the consolidated financial statements:

3.1	Oil and gas reserves

Oil and gas reserves are estimates of the amounts of hydrocarbons that can be economically and legally extracted from the Ecopetrol Group’s oil and gas properties.

The reserves estimation is performed annually as of December 31 in accordance with the United States Securities and Exchange Commission (SEC) definitions and rules set forth in Rule 4–10(a) of SEC Regulation S–X and the disclosure guidelines contained in the SEC final rule – Modernization of Oil and Gas Reporting.

As required by current regulations, the future estimated date on which a field will no longer produce for economic reasons, is based on actual costs and average of crude prices (calculated as the arithmetical average of prices on the first day of the past 12 months). The estimated date for end of production will affect the amounts of reserves, unless the prices have been defined by contractual agreements; therefore, if the prices and costs change from one year to the next, the proved reserves estimate also changes. Generally, our proved reserves decrease as prices go down and increase when prices go up.

Reserves estimation is an inherently complex process, and it involves professional judgments. Reserves estimation is prepared using technical and economic factors, including projections of future production volumes, oil prices, engineering data and duration and amounts of future investments, and they imply a certain degree of uncertainty. These estimations reflect the regulatory and market conditions existing on the date of reporting, which could significantly differ from other conditions during the year or in future years.

Any changes in regulatory and/or market conditions and assumptions could materially affect the reserves estimation.

Impact of oil reserves and natural gas in depreciation and depletion

Changes to estimations for proved developed reserves may affect the carrying amounts of exploration and production assets, natural resources and environment, liabilities for dismantling and depreciation and depletion. With all other variables remaining unchanged, a decrease in estimated proved developed reserves would increase, prospectively, depreciation, depletion, and amortization costs, while an increase in proved developed reserves would reduce depreciation and amortization expenses, as depreciation, depletion and amortization charges are calculated using the units of production method.

Information about the carrying amounts of exploration and production assets and the amounts charged to income, including depreciation and depletion, is presented in Notes 14 and 15. In addition, the movements of proved developed reserves is presented in Note 34.

3.2	Impairment (recovery) of long-term non-monetary assets

Management of the Ecopetrol Group uses its professional judgment in assessing the existence of evidence of an impairment loss or reversal, based on internal and external factors.

When an indicator of impairment loss or reversal of impairment of prior year impairment exists, the Ecopetrol Group estimates the recoverable amount of the cash generating units (CGU), which is considered the greater of fair value less costs of disposal and the value in use.

The assessments require the use of estimates and assumptions, such as, among other factors: (1) future investments and costs; (2) useful life of assets; (3) future prices, and (4) discount rate before taxes, which is reviewed annually, and is determined as the weighted average cost of capital (WACC). Specifically, for crude oil and gas assets, the following are also included: (5) estimation of volumes and market value of oil and natural gas reserves and (6) production profiles of oil fields and future production of refined and chemical products. The recoverable amount is compared with the net book value of the asset, or of the cash-generating unit (CGU), thus determining whether the asset is impaired or if the impairment recognized in prior years should be reversed.

A previously recognized impairment loss is reversed, only if there has been a change in the assumptions used to determine the assets or in the CGU’s recoverable amount since the last impairment loss was recognized. The reversal is limited so that the carrying amount of an asset or CGU, other than goodwill, does not exceed either its recoverable amount, or the carrying amount that would have been determined (net of amortization or depreciation) had no impairment loss been recognized for the asset or CGU in prior years.

Future oil and refined products prices assumptions are estimated at current market conditions. For oil and gas asset, expected production volumes, which comprise proven, unproved, probable, and possible reserves are used for impairment testing because Management believes this to be the most appropriate indicator of expected future cash flows, which would also be considered by market participants. Reserves estimates are inherently imprecise and subject to uncertainty risk. Furthermore, projections about unproved volumes are based on information that is necessarily less robust than what is available for mature reservoirs.

These estimates and assumptions are subject to risk and uncertainty. Therefore, there is a possibility that changes in circumstances will impact these projections, which may also impact the recoverable amount of assets and/or CGUs, hence, may also affect the recognition of an impairment loss or the reversal of prior years impairment amounts.

Also, in December of each year, the Ecopetrol Group performs an annual impairment test on goodwill to assess if its carrying amount may be recoverable. Goodwill is assigned to each cash generating unit (or groups of CGU). The determination of the recoverable amount is described in Note 4.11, and its calculation requires assumptions and estimates. The Ecopetrol Group considers that the assumptions and estimations used are reasonable and supportable based on the current market conditions and are aligned to the risk profile of the related assets. However, if different assumptions and estimations are used, they could lead to different results. Valuation models used to determine fair value are sensitive to changes in the underlying assumptions. For example, sales volumes and prices that will be paid for the purchase of raw materials are assumptions that may vary in the future. Adverse changes in any of these assumptions could lead to the recognition of goodwill impairment.

3.3	Exploration and evaluation costs

The application of the Ecopetrol Group’s accounting policy for exploration and evaluation costs requires judgment to determine whether future economic benefits are likely, either from future exploitation or sale, or whether activities have not reached a stage which permits a reasonable assessment of the existence of reserves. Certain exploration and evaluation costs are initially capitalized when it is expected that commercially viable reserves will result. The Ecopetrol Group uses its professional judgment of future events and circumstances and makes estimates to assess annually the generation of future economic benefits for extracting oil resources, as well as technical and commercial analyses to confirm its intention of continuing their development. Changes regarding available information, such as level of drilling success or changes in the project’s economics, production costs, and investment levels, as well as other factors, may result in capitalized exploration drilling costs being recognized in profit or loss for the year. The expenses for dry wells (write - off of exploratory assets and dry wells), as a cost of the year, are included in the adjustments to reconcile the net profit to net cash provided by operating activities in the consolidated statement of cash flows.

3.4	Determination of cash generating units (CGU)

The allocation of assets in cash generating units requires significant judgment, as well as assessments regarding integration among assets, the existence of active markets, and similar exposure to market risk, shared infrastructure, and the way in which management monitors the operations. See Note 4.13 – Impairment of long-term non-monetary assets for more information.

3.5	Abandonment and dismantling costs of fields and other facilities

According to environmental and oil regulations, the Ecopetrol Group is required to bear the costs for the abandonment of oil extraction, refining plants and transportation facilities, which include the cost of plugging and abandoning wells, dismantling facilities, and environmental remediation in the affected areas.

Estimated abandonment and dismantling costs are recorded at the time of the installation of the assets and are reviewed annually.

The calculations for these estimations are complex and involve significant judgments by Management. The ultimate decommissioning costs are uncertain and cost estimates can vary in response to many factors, including changes to relevant legal requirements, the emergence of new restoration techniques or experience at other production sites. The expected timing, extent and amount of expenditure may also change, for example, in response to changes in internal cost projections, changes in reserve estimates, future inflation rates and discount rates. The Ecopetrol Group considers that the abandonment and dismantling costs are reasonable, based on the experience of the Ecopetrol Group and market conditions; nevertheless, significant variations in external factors used for the calculation of the estimation could significantly impact the amounts recorded in the consolidated financial statements. See Note 4.14 - Provisions and contingent liabilities (asset retirement obligation).

3.6	Pension plan and other benefits

The determination of expenses, liabilities and adjustments relating to pension plans and other defined retirement benefits makes it necessary for Management to use its judgment in the application of actuarial assumptions made in the actuarial calculation. The actuarial assumptions include estimates regarding future mortality, retirement, changes in compensation, and discount rate to reflect the time value of money, in addition to the rate of return on the plan’s assets. Due to the complexity in the valuation of these variables, as well as their long-term nature, the estimated amounts are quite sensitive to any change in these assumptions.

These assumptions are reviewed on an annual basis and may differ materially from actual results due to changes in economic and market conditions, regulatory changes, judicial rulings, higher or lower retirement rates, or longer or shorter life expectancies among employees.

3.7	Litigation

The Ecopetrol Group is subject to claims relating to regulatory and arbitration proceedings, tax assessments, and other claims arising in the normal course of business. Management evaluates these claims based on their nature, the likelihood that they materialize, and the amounts involved, to decide on the amounts recognized and/or disclosed in the consolidated financial statements.

This analysis may require considerable judgments, including the assessment of current regulatory and arbitration proceedings, tax assessments and other claims brought against the Ecopetrol Group and claims not yet initiated. The Ecopetrol Group recognizes a provision when it has a present obligation derived from a past event, it is likely that an outflow of resources of economic benefits will be required to settle the obligation, and a reliable estimate of the amount of such obligation can be made.

3.8	Income taxes

Calculating the income tax requires interpreting the tax law in the jurisdictions where the Ecopetrol Group operates. Significant judgment is required to determine estimates for income tax on taxable profits and to evaluate the recoverability of deferred tax assets. These estimates are based on projections of future taxable income and the capacity to generate sufficient taxable income during the periods in which the deferred taxes are deductible. Deferred tax liabilities are recorded according to the estimates of net assets that will not be tax-deductible in the future.

To the extent that future cash flows and taxable income differ significantly from the estimates, the Ecopetrol Group’s ability to realize the deferred tax assets recorded could be affected.

Furthermore, changes in tax rules could impact the capacity of the Ecopetrol Group to obtain tax deductions in future years, as well as the recognition of new tax liabilities resulting from auditing conducted by the tax authorities.

Tax positions taken involve a thorough assessment by Management and are reviewed and adjusted in response to situations such as expiration in the applicability of laws, closing of tax audits, additional disclosures caused by any legal issue or a court decision relevant to a particular tax issue. The Ecopetrol Group records provisions based on estimated potential liabilities that could be derived from a tax audit. The amount of these provisions depends on factors such as previous experience in tax audits and different interpretations of tax legislation. The actual results may differ from the estimates recorded.

3.9Hedge accounting

The process of identifying hedging relationships between hedged items and the underlying instruments (derivative and non–derivative, such as long–term, foreign currency–denominated debt), and their corresponding effectiveness, requires the use of judgment by Management. The Ecopetrol Group periodically monitors the alignment between its hedge instruments and its risk management policy.

3.10Traffic projections for road concessions

The revenue for the services provided under the road concessions related to certain contracts, which are accounted for using the financial asset model of IFRIC 12, is calculated through the present value of future revenue cash flow. This estimation is based on traffic studies made by an independent entity based on GDP (Gross domestic product) projections among other variables according to the concession.